UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2009

FEDERAL HOME LOAN BANK OF BOSTON

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue
Boston, MA 02199
(Address of principal executive offices, including zip code)

(617) 292-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 23, 2009, the board of directors of the Federal Home Loan Bank of Boston (the Bank) approved the following committee assignments:

EXECUTIVE COMMITTEE

Chairman:	Jan A. Miller
Vice Chairman:	Jay F. Malcynsky

Committee Chair	Stephen F. Christy
Patrick E. Clancy
Steven A. Closson
Mark E. Macomber
Helen Frame Peters
R. David Rosato

AUDIT COMMITTEE

Chair:  Stephen F. Christy

Vice Chair:  Andrew J. Calamare

Patrick E. Clancy

Kevin M. McCarthy

R. David Rosato

FINANCE COMMITTEE

Chair:  R. David Rosato

Vice Chair:  Helen F. Peters

John T. Eller

John Goldsmith

Mark E. Macomber

Kevin M. McCarthy

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair:  Steven A. Closson

Vice Chair:  Jay F. Malcynsky

Andrew J. Calamare

Stephen F. Christy

Edward T. Novakoff

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair:  Patrick E. Clancy

Vice Chair:  Peter F. Crosby

Joan Carty

Arthur R. Connelly

John T. Eller

PERSONNEL COMMITTEE

Chair:  Mark E. Macomber

Vice Chair:  A. James Lavoie

Joan Carty

Steven A. Closson

Arthur R. Connelly

Jay F. Malcynsky

RISK COMMITTEE

Chair:  Helen Frame Peters

Vice Chair:  John Goldsmith

Peter F. Crosby

A. James Lavoie

Edward T. Novakoff

The chairman of the board is an ex-officio member of all committees of the board. This designation includes all of the privileges of committee membership, including the right to make motions and vote. However, the chair is not counted in determining if a quorum is present at a committee meeting.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Form 8-K is a copy of the Bank’s letter to members regarding future dividends and the Affordable Housing Program. The information being furnished pursuant to Item 7.01 on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number

99.1 Member letter, dated January 28, 2009, issued by the Bank.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: January 28, 2009	By:	/s/Frank Nitkiewicz

Frank Nitkiewicz Executive Vice President and Chief Financial Officer